UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2014

MERU NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34659	26-0049840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

894 Ross Drive Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 215-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Management Bonus Plan

On January 28, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of Meru Networks, Inc. (the “Company”) approved a 2014 Management Bonus Plan (the “Bonus Plan”), in which each of the Company’s executive officers is eligible to participate. The material terms of the Bonus Plan are as follows:

•	Quarterly Revenue Bonuses are earned and paid based on achievement against quarterly revenue targets.

•	Annual bonuses are earned and paid based on achievement against annual goals (less any amounts paid upon achievement of quarterly revenue targets).

•	Target annual bonus levels are a fixed percentage of the executive officer’s annual base salary as of December 31, 2014.

•	For the Company’s Chief Executive Officer and Chief Financial and Administrative Officer, the total annual bonus is composed of two parts:

•	50% of the bonus (the “Revenue Bonus”) is awarded based on the Company achieving the annual and quarterly revenue target under the Company’s operating plan (the “Revenues Target”); and

•	50% of the bonus (the “Non-GAAP EBITA Bonus”) is awarded based on the Company achieving the non-GAAP EBITA target set by the Committee (the “Annual Non-GAAP EBITA Target”).

•	For the Company’s Senior Vice President of Worldwide Sales and Field Operations, the total annual bonus is composed of two parts:

•	60% of the bonus is a Revenue Bonus based on the Company achieving the Revenues Target; and

•	40% of the bonus is a Non-GAAP EBITA Bonus based on the Company achieving the Annual Non-GAAP EBITA Target.

•	For the Company’s remaining executive officers, the total annual bonus is composed of three parts:

•	40% of the bonus is a Revenue Bonus based on the Company achieving the Revenues Target;

•	40% of the bonus is a Non-GAAP EBITA Bonus based on the Company achieving the Annual Non-GAAP EBITA Target; and

•	20% of the bonus is awarded based on the executive’s performance against management objectives as reasonably determined by the Company’s CEO.

•	For achievement between 96.3% and 100.0% of the Revenues Target, the Revenue Bonus for each of the Company’s executive officers will start at a payout of 80% of the target Revenue Bonus amount and will increase on a straight-line basis according to the percentage of achievement up to 100%. The executive officers are also eligible to receive an increased Revenue Bonus if the Company’s revenue exceeds the Revenues Target as follows: (a) for achievement above 100.0% and up to 114.9% of the Revenues Target, the Revenue Bonus will start at a payout of 100% of the target Revenue Bonus amount and will increase on a straight-line basis according to the percentage of achievement up to 150%; and (b) for achievement above 114.9% and up to 127.3% of the Revenues Target, the Revenue Bonus will start at a payout of 150% of the target Revenue Bonus amount and will increase on a straight-line basis according to the percentage of achievement up to 200% of the target Revenue Bonus. No Revenue Bonus may be paid if the Revenue Target is not met at a level of at least 96.3%. A portion of the Revenue Bonus, if any, is paid quarterly following the Company’s earnings announcements.

•	To the extent that the Company achieves results that are not more than $3.43 million less than the Annual Non-GAAP EBITA Target (the “Minimum Non-GAAP EBITA Threshold”), then such executive officer will receive a bonus that equals 50% of his or her target bonus amount for such Non-GAAP EBITA Bonus. The amount of the Non-GAAP EBITA Bonus will be calculated on a straight line basis starting at 50% of the target Non-GAAP EBITA Bonus upon achievement of the Minimum Non-GAAP EBITA Threshold and up to 100% of the target Non-GAAP EBITA Bonus upon achievement of 100.0% the Annual Non-GAAP EBITA Target under the Company’s operating plan. The executive officers are also eligible to receive an increased Non-GAAP EBITA Bonus if the Company’s non-GAAP EBITA exceeds the Annual Non-GAAP EBITA Target as follows: (a) for achievement above 100.0% and up to 230.2% of the Annual Non-GAAP EBITA Target, the Non-GAAP EBITA Bonus will start at a payout of 100% of the target Non-GAAP EBITA Bonus and will increase on a straight-line basis according to the percentage of achievement up to 150% target Non-GAAP EBITA Bonus; and (b) for achievement above 230.2% and up to 382.1% of the Annual Non-GAAP EBITA Target, the Non-GAAP EBITA Bonus will start at a payout of 150% of the target Non-GAAP EBITA Bonus and will increase on a straight-line basis according to the percentage of achievement up to 200% of the target Non-GAAP EBITA Bonus.

•	In no event may an executive officer receive an annual bonus that exceeds 200% of his or her target annual bonus amount, regardless of the extent to which the Company exceeds the minimum threshold for any goal.

•	Up to 50% of any bonus payable under the Bonus Plan may be paid, in the discretion of the Committee, in fully vested restricted stock units (“RSUs”). If RSUs are paid, the RSUs paid will reflect a 10% liquidity uplift.

•	Any bonus (including, for avoidance of doubt, any quarterly portion) awarded to any executive officer under the Bonus Plan is subject to the terms and conditions of applicable recoupment or clawback laws.

It is anticipated that any newly hired executive officer will become eligible to participate in the Bonus Plan beginning on the first day of the quarter following the date of hire (i.e., an executive officer who is hired on July 1, 2014 will be eligible to participate in the Bonus Plan beginning on October 1, 2014), with such executive officer’s bonus payment prorated based on the date he or she becomes eligible to participate in the Bonus Plan.

The target and maximum bonuses for fiscal year 2014 under the Bonus Plan based on the current salaries for the named executive officers and the principal financial officer are as follows (subject to rounding):

Name	Target Annual Bonus as a Percentage of Annual Salary	Target Annual Bonus Amount	Maximum Amount of All Potential Bonuses under Plan
Bami Bastani, Ph.D. President and CEO	100%	$450,000	$900,000
Brian McDonald Chief Financial and Administrative Officer	50%	$152,500	$305,000
Larry Vaughan Senior Vice President, Worldwide Sales and Field Operations	118%	$325,000	$650,000

The foregoing is a summary of the 2014 Management Bonus Plan and does not purport to be complete. The foregoing is qualified in its entirety by reference to the 2014 Management Bonus Plan, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.01	2014 Management Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERU NETWORKS, INC.

Date: February 3, 2014	By:	/s/ Brian McDonald
Name: Brian McDonald
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01	2014 Management Bonus Plan.